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                                                                    EXHIBIT 10.C
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[LOGO OF BANK OF AMERICA]                                AMENDMENT TO DOCUMENTS

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                  AMENDMENT NO. 6 TO BUSINESS LOAN AGREEMENT


     This Amendment No. 6 (the "Amendment") dated as of July 15, 1996, is between BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") and MCFARLAND ENERGY, INC. (the "Borrower").

                                   RECITALS
                                   --------

     A. The Bank, the Borrower and Carl Oil & Gas Co. entered into a certain Business Loan Agreement dated as of April 20, 1994, as previously amended (the "Agreement").

     B. Carl Oil & Gas Co. has merged into the Borrower pursuant to that certain Agreement of Merger and Plan of Reorganization executed in December 1995, in which the Borrower is the surviving corporation.

     C.   The Bank and the Borrower desire to further amend the Agreement.

                                   AGREEMENT
                                   ---------

     1.   DEFINITIONS.  Capitalized terms used but not defined in this
          -----------
Amendment shall have the meaning given to them in the Agreement.

     2.   AMENDMENTS.   The Agreement is hereby amended as follows:
          ----------

          2.1 In Paragraph 1.2 of the Agreement, the date "June 1, 1997" is substituted for the date "July 1, 1996."

          2.2 A new sentence is added at the end of Subparagraph 1.8(c) of the Agreement, which reads in its entirety as follows:

                "Without limiting the foregoing, no letter of credit may be issued that contains a provision providing that the maturity date will be automatically extended each year for an additional year unless the Bank gives written notice to the contrary."

          2.3 In Subparagraph 3.1(b) of the Agreement, the percentage "0.250%" is substituted for the percentage point "0.375%."

          2.4   Subparagraph 3.1(c) of the Agreement is deleted in its entirety.

          2.5 Subparagraphs 8.3(e) and (f), and Paragraphs 8.4 and 8.5 of the Agreement are deleted in their entirety.

          2.6 In Paragraph 8.6 of the Agreement, the amount "Thirty-Two Million Dollars ($32,000,000)" is substituted for the amount "Sixteen Million Five Hundred Thousand Dollars ($16,500,000)."

          2.7 In Paragraph 8.7 of the Agreement, the ratio "1.20:1.0" is substituted for the ratio "1.10:1.0."

          2.8 In Paragraph 8.8 of the Agreement, the ratio "1.10:1.0" is substituted for the ratio "1.40:1.0."

          2.9 Subparagraph 8.23(e) of the Agreement is amended to read in its entirety as follows:

                     "(e) acquire or purchase a business or its assets, including without limitation interests in oil and gas producing properties, where the consideration paid (including assumed debt) would, when added to all consideration paid for acquisitions made in any fiscal year, exceed the unused portion of the Facility No. 1 Commitment plus cash balances."


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     3.   CONDITIONS.   This Amendment will be effective when the Bank receives
          ----------
the following items, in form and content acceptable to the Bank:

          3.1   This Amendment, duly executed by the Borrower and the Bank.

          3.2 Copy of the Agreement of Merger and Plan of Reorganization executed in December, 1995 by the Borrower and Carl Oil & Gas Co. or a copy of the Certificate of Merger of Carl Oil & Gas Co. into McFarland Energy, Inc.

     4.   EFFECT OF AMENDMENT.  Except as provided in this Amendment, all of the
          -------------------
terms and conditions of the Agreement shall remain in full force and effect.


          This Amendment is executed as of the date stated at the beginning of this Amendment.



BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION           MCFARLAND ENERGY, INC.



X                                                /s/ RONALD T. YOSHIHARA
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BY:    ANITA L. DICE                             By:    RONALD T. YOSHIHARA
TITLE: VICE PRESIDENT                            TITLE: TREASURER AND CHIEF
                                                        FINANCIAL OFFICER


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[LOGO OF BANK OF AMERICA]                                AMENDMENT TO DOCUMENTS
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                              AMENDMENT NO. 5 TO
                            BUSINESS LOAN AGREEMENT


     This Amendment No. 5 (the "Amendment") dated as of May 31, 1996, is among Bank of America National Trust and Savings Association (the "Bank"), MCFARLAND ENERGY, INC. ("McFarland") AND CARL OIL & GAS CO. ("Carl"). McFarland and Carl are sometimes referred to collectively as the "Borrowers" and individually as a "Borrower".


                                   RECITALS
                                   --------

     A. The Bank and the Borrowers entered into a certain Business Loan Agreement dated as of April 20, 1994, as previously amended (the "Agreement").

     B.   The Bank and the Borrowers desire to further amend the Agreement.


                                   AGREEMENT
                                   ---------

     1.   DEFINITIONS.  Capitalized terms used but not defined in this Amendment
          -----------
shall have the meaning given to them in the Agreement.

     2.   AMENDMENTS.   The Agreement is hereby amended as follows:
          ----------

          2.1 In Paragraph 1.2 of the Agreement, the date "JULY 1, 1996" is substituted for the date "JUNE 1, 1996."

     3.   EFFECT OF AMENDMENT.  Except as provided in this Amendment, all of the
          -------------------
terms and conditions of the Agreement shall remain in full force and effect.


          This Amendment is executed as of the date stated at the beginning of this Amendment.



BANK OF AMERICA
NATIONAL TRUST AND SAVINGS ASSOCIATION           MCFARLAND ENERGY, INC.



X                                                /s/  RONALD T. YOSHIHARA
- --------------------------------------           -------------------------------
BY: ANITA L. DICE, VICE PRESIDENT                BY: RONALD T. YOSHIHARA
                                                     VICE PRESIDENT AND
                                                     TREASURER


                                                 CARL OIL & GAS CO.



                                                 /s/  RONALD T. YOSHIHARA
                                                 -------------------------------
                                                 BY:  RONALD T. YOSHIHARA,
                                                      TREASURER


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